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Exhibit 10.15

                               LICENSE AGREEMENT

        License Agreement dated and effective as of the Effective Date between AUTOMATED DISPATCH SERVICES, INC., a Delaware corporation, and AUTOMATED DISPATCH 9 SYSTEMS, INC., a Florida corporation. Capitalized terms used in this Agreement and not otherwise defined are used as defined in Article 1.

                             PRELIMINARY STATEMENT

        Licensor has rights to the EMTrack Software described below, and uses the EMTrack Software in the operation of a dispatch center for customers in south Florida.

        As part of Licensee's purchase of assets related to Licensor's south Florida dispatch center, Licensor wishes to grant to Licensee, and Licensee wishes to receive, rights to use the EMTrack Software as described below.

        Therefore, in consideration of the mutual obligations set forth herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensor and Licensee agree as follows:

                                  ARTICLE I.
                                  DEFINITIONS

        Each of the following capitalized terms are used in this Agreement with the following ascribed meaning:

        "AFFILIATE" means, as to any person or entity, any other person or entity that is controlling, controlled by, or is under common control with, such person or entity. For purposes of the preceding definition, "control" means the right to control, or actual control of, the management of such other entity, whether by ownership of voting securities, by agreement, or otherwise.

        "EFFECTIVE DATE" means the date on which this Agreement is executed by the later to execute of Licensor and Licensee evidenced by the dates set forth next to the names of the parties on the signature page of this Agreement.

        "EMTRACK SOFTWARE" means (a) U.S. Patent No. 5,122,959, dated June 16, 1992, and any renewals thereof, and (b) object code in customary format for the copyrighted materials subject to United States Copyright Office Registration
No. TX 2 818 347, Custom 2000 (Dispatch, Order-Entry, MDDS Modules), and United States Copyright Office Registration No. TX 2 818 348, EMTRACK (Dispatch, Order-Entry, MDDS Modules).

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        "LICENSEE" means Automated Dispatch Systems, Inc., a Florida corporation, and its successors and assigns.

        "LICENSOR" means Automated Dispatch Services, Inc., a Delaware corporation, and its successors and assigns.

        "SOUTH FLORIDA TRANSPORT DISPATCH" means two-way mobile dispatch functions performed by Licensee through a mobile wireless communications network for the benefit of a third party in Monroe, Dade, Broward and Palm Beach Counties, Florida.

                                  ARTICLE II.
                               GRANT OF LICENSE

        A. GRANT BY LICENSOR. Effective on and after the Effective Date, and subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a royalty-free, exclusive license to use the EMTrack Software for South Florida Transport Dispatch. Licensor agrees not to grant licenses to use EMTrack Software for South Florida Transport Dispatch to any other person while this Agreement is in effect, except for a license to TransCare Corporation, a Delaware corporation, and its affiliates and sublicensees.

        B. RESERVATIONS. Notwithstanding any contrary provision of this Agreement, all rights to any EMTrack Software which are not expressly granted to Licensee hereunder are expressly reserved to Licensor.

                                 ARTICLE III.
                           CONSIDERATION FOR LICENSE

        A. FEES. For the licenses and rights granted in Article 2 of this Agreement, Licensee shall pay Licensor the sum of $10,000 in immediately available funds, payable simultaneously with the execution of this Agreement (the "LICENSE FEE"). Also simultaneously with the execution of this Agreement, Licensor shall deliver to Licensee one copy of the object code to the complete current EMTrack Software, on floppy disks in standard machine-readable format, together with one copy of Licensor's current technical manuals and software documentation related thereto. Upon Licensee's receipt of the foregoing, the License Fee shall thereafter be nonrefundable under any and all circumstances.

        B. ROYALTIES. Licensee shall not be obligated to pay any fee, royalty or other charge for the licenses and rights granted in Section 2 of this Agreement other than the License Fee.

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                                  ARTICLE IV.
                        NO WARRANTIES; INDEMNIFICATION

        A. KNOWLEDGE OF INFRINGEMENT. To the actual knowledge of the officers of Licensor, the subject matter of the EMTrack Software does not as of the Effective Date infringe the United States copyright rights of any other person, and the use of the subject matter of the EMTrack Software for South Florida Transport Dispatch does not infringe any United States patent issued prior to the Effective Date.

        B. DISCLAIMER OF WARRANTIES. Except as expressly set forth in Section IV.A above, Licensor HEREBY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND OR NATURE, WHETHER EXPRESS OR IMPLIED, RELATING TO THE EMTRACK SOFTWARE. Licensor FURTHER HEREBY EXPRESSLY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR THAT THE PRACTICE OF THE EMTRACK SOFTWARE WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS OF THIRD PARTIES. Without limiting the generality of the foregoing, Licensor expressly does not warrant (i) the patentability or copyrightability of any of the EMTrack Software, or (ii) the accuracy, safety, or usefulness for any purpose of the EMTrack Software. Nothing contained in this Agreement shall be construed as either a warranty or representation by Licensor as to the validity or scope of any EMTrack Software. Licensor assumes no liability in respect of any infringement of any patent, copyright or other right of third parties due to the activities of Licensee under this Agreement.

        C. INDEMNIFICATION.

        1. None of Licensor, any Affiliate of Licensor, or any director, officer, employee, agent or representative of any of the foregoing (each an "Indemnified Person") shall have any liability whatsoever to Licensee, any of its Affiliates or any other person for or on account of (and Licensee agrees and covenants, and agrees to cause each of its Affiliates to agree and covenant, not to sue any Indemnified Person in connection with) any injury, loss, or damage, of any kind or nature, sustained by, or any damage assessed or asserted against, or any other liability incurred by or imposed upon, Licensee, any of its Affiliates or any other person, arising out of or in connection with or resulting from (i) the use of any EMTrack Software by Licensee or any of its Affiliates, (ii) any advertising or other promotional activities with respect to either of the foregoing, or (iii) the production, use or sale of any product identified, characterized or otherwise developed by Licensee or any Affiliate with the aid of the EMTrack Software.

        2. This Agreement is entered into by Licensor independently from its Affiliates. Correspondingly, it is understood and agreed that no Affiliate of Licensor is a party to this Agreement and in no manner shall be liable for nor assume any responsibility or obligation for any claim, cost or damages arising out of or resulting from this Agreement, the subject matter

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licensed, or any action or lack thereof by Licensor, any Affiliate of Licensor,
Licensee or any of Licensee's Affiliates with respect thereto.

        3. Licensee's and Licensor's obligations under this Section IV.C shall survive the expiration or earlier termination of all or any part of this Agreement.

                                  ARTICLE V.
                              SOURCE CODE ESCROW

        Upon execution of this Agreement, Licensor shall place into escrow one
(1) written copy of the source code to the EMTrack Software ("Source Code"), subject to the terms of a Source Code Escrow Agreement being entered into by Licensor and Carlos & Abbott, P.A., as escrow agent.

                                  ARTICLE VI.
                          CONFIDENTIALITY; NO COPYING

        Licensee agrees to treat (and to cause its Affiliates to treat) as confidential all proprietary information with respect to the EMTrack Software made available by Licensor to Licensee. Licensee agrees not to make copies of the EMTrack Software other than in connection with Licensee's internal backup procedures, and not to transfer any part of the EMTrack Software to any other person.

                                 ARTICLE VII.
                                 INFRINGEMENT

        If Licensee becomes aware of the infringement of any patent or copyright under the EMTrack Software, it shall immediately inform Licensor in writing of all details available. The prosecution, settlement, or abandonment of any legal proceedings with respect to infringement by a third party of any patent or copyright under the EMTrack Software shall be at Licensor's sole and complete discretion. All recoveries by way of royalties, damages and claims with respect to infringement actions instituted, and claims made (including penalties and interest), with respect to infringement of EMTrack Software shall belong to Licensor. Licensor may request the cooperation of Licensee in any such proceeding, such cooperation not to be unreasonably withheld, and shall pay Licensee's expenses incurred in such cooperation.

                                  TERMINATION

        A. LICENSOR RIGHT TO TERMINATE. Licensor shall have the right (without prejudice to any of its other rights conferred on it by this Agreement) to terminate this Agreement if Licensee is in breach of any provision of this Agreement, and Licensee fails to remedy any such default within 30 days after written notice thereof by Licensor.

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        B. LICENSEE RIGHT TO TERMINATE. Licensee may terminate this Agreement at any time by written notice to Licensor, given at least 90 days prior to the termination date specified in the notice.

        C. EFFECT OF TERMINATION.

        1. If this Agreement is terminated for any reason, whether by Licensee or Licensor, Licensee shall immediately cease and shall cause each of its Affiliates to immediately cease using the EMTrack Software, and shall return to Licensor, or deliver as Licensor directs, all materials relating to the EMTrack Software then in the possession of Licensor and any of its Affiliates.

        2. Notwithstanding the termination of this Agreement pursuant to Section VIII.A or VIII.B above, the following provisions of this Agreement shall survive:

           a. Licensee's obligations under Articles III and IV (to the extent still applicable), Article VI and, to the extent proceedings have been initiated, Article VII and this Section VIII.C.2, and

           b. any cause of action or claim of Licensee or Licensor, accrued or to accrue, because of any breach or default of this Agreement by the other party.

        D. EXPIRATION OF EMTRACK SOFTWARE. This Agreement shall terminate automatically upon the expiration of the last-to-expire patent or copyright, including any renewal, included within the EMTrack Software.

                                  ARTICLE IX.
                                 MISCELLANEOUS

        A. ASSIGNMENT.

        1. Licensor may in its sole discretion assign its rights and obligations under this Agreement. Upon written notice to Licensee from Licensor and the assignee of any such assignment, the term "Licensor" as used in this Agreement shall refer to the assignee and the assignor shall no longer have any rights or obligations under this Agreement.

        2. Licensee may assign its rights and obligations under this Agreement to any assignee of substantially all of the dispatch business of Licensee. Upon written notice to Licensor from Licensee and the assignee of any such assignment, the term "Licensee" as used in this Agreement shall refer to the assignee and the assignor shall no longer have any rights or obligations under this Agreement.

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        B. ENTIRE AGREEMENT, AMENDMENT AND WAIVER. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. This Agreement may be amended, modified or altered only by an instrument in writing duly executed by the parties hereto. The waiver of a breach hereunder may be effected only by a writing signed by the waiving party and shall not constitute a waiver of any other breach.

        C. NOTICES. Any notice or report required or permitted to be given or made under this Agreement by one of the parties hereto to the other shall be in writing and shall be given by personal delivery or by United States registered or certified mail, return receipt requested, addressed as follows:

        If to Licensor:        Automated Dispatch Services, Inc.
                               8175 Northwest 12th Street
                               Miami, Florida 33126
                                Attention: President

        with a copy to:        Thomas M. Fitzpatrick, Esq.
                               Fitzpatrick Eilenberg & Zivian
                               20 North Wacker Drive, Suite 2200
                               Chicago, Illinois 60606

        If to Licensee:        Automated Dispatch Systems, Inc.
                               8175 Northwest 12th Street
                               Miami, Florida 33126
                                Attention: President

or to such other address of which the intended recipient shall have notified the sender by a written notice given in accordance with the terms of this Section IX.C. Any notice under this Agreement shall be effective when received.

        D. SEVERABILITY. In the event that any one or more of the provisions of this Agreement should for any reason be held by any court or authority having jurisdiction over this Agreement, or either of the parties hereto, to be invalid, illegal or unenforceable, such provision or provisions shall be reformed to approximate as nearly as possible the intent of the parties, and the validity of the remaining provisions shall not be affected.

        E. GOVERNING LAW. The interpretation and performance of this Agreement shall be governed by the laws of the State of Florida applicable to contracts made and to be performed in that state by residents of that state.

        F. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which when taken together shall constitute one and the same instrument.

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        IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective duly authorized officers or representatives on the respective dates set forth below next to the names of the parties.



LICENSOR:                      AUTOMATED DISPATCH SERVICES, INC., a
                               Delaware corporation



Date: /s/  1/1/95              By: /s/
     -----------------            -------------------------------------
                                      John Shermyen, President



LICENSEE:                      AUTOMATED SYSTEMS, INC., a Florida
                               corporation



Date: /s/  1/1/95              By: /s/
     -----------------            -------------------------------------
                                     Its: /s/ President
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